POWER OF ATTORNEY
Allianz Variable Insurance Products Trust

Each of the undersigned constitutes Brian Muench, Erik T. Nelson, Stewart W. Gregg, and Theodore C. Cadwell, Jr., individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on
Form N-1A (file no. 333-83423) (the “Registration Statement”), and any and all amendments thereto, and any other filing of the Allianz Variable Insurance Products Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 14th day of September, 2011.

/s/ Peter Burnim

Peter R. Burnim

/s/ Rober DeChellis

Robert DeChellis

/s/ Peggy L. Ettestad

Peggy L. Ettestad

Roger A. Gelfenbien

/s/ Claire R. Leonardi

Claire R. Leonardi

/s/ Dickson W. Lewis

Dickson W. Lewis

/s/ Peter McClean

Peter W. McClean

/s/ Arthur C. Reeds III

Arthur C. Reeds III

POWER OF ATTORNEY
Allianz Variable Insurance Products Trust

The undersigned constitutes Erik T. Nelson, Stewart W. Gregg, and Theodore C. Cadwell, Jr., individually, as his true and lawful attorney, with full power to each of them to sign for him, in his name and in his capacity as a Chairman of the Board, Trustee, and President, any registration statement on Form N-1A (file no. 333-83423) (the “Registration Statement”), and any and all amendments thereto, and any other filing of the Allianz Variable Insurance Products Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of September, 2011.

/s/ Brian Muench

Brian Muench